UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2026
THE TRADE DESK, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
42 N. Chestnut Street
Ventura, California 93001
(Address of principal executive offices) (Zip Code)
(805) 585-3434
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	TTD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 4, 2026, The Trade Desk, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Meeting”). As of the record date for the Meeting, which was established by the Company’s board of directors to be the close of business on April 6, 2026, there were 426,989,140 shares of the Company’s Class A common stock, par value $0.000001 per share (the “Class A common stock”), outstanding (each entitled to one vote per share) and 43,108,629 shares of the Company’s Class B common stock, par value $0.000001 per share (the “Class B common stock” and, together with the Class A common stock, the “common stock”), outstanding (each entitled to 10 votes per share). The common stock voted as a single class on all matters, other than the election of the director nominee whom holders of Class A common stock, voting separately as a class, were entitled to elect (the “Class A Director”), as described in more detail in the Proxy Statement (as defined below). Of the 470,097,769 shares of common stock outstanding as of the record date, 361,204,763 shares were represented at the Meeting, together representing a total of 748,851,674 votes, or a majority of the voting power of all issued and outstanding shares of common stock as of the record date, and constituting a quorum under the Company’s amended and restated bylaws. The stockholders considered three proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2026 (the “Proxy Statement”). The final number of votes cast for and against (or withheld) and the final number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1. The stockholders elected two Class I directors, including the Class A Director, to hold office for a three-year term expiring at the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Andrea L. Cunningham (Class A Director)	82,759,848	169,344,189	66,028,847
Jeff T. Green	631,530,355	51,292,472	66,028,847

Proposal 2. The stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers set forth in the Proxy Statement, by the following vote:

For	Against	Abstain	Broker Non-Votes
509,592,084	172,498,666	732,077	66,028,847

Proposal 3. The stockholders ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the following vote:

For	Against	Abstain
738,886,896	9,360,368	604,410

No other items were presented for stockholder approval at the Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC.

Date: May 7, 2026	By:	/s/ Jay R. Grant
Jay R. Grant
Chief Legal Officer